Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,476,454.66
Previously Paid Amount	0.00
Total Fee Amount	2,827.80
Total Offset Amount	0.00
Net Fee	$ 2,827.80